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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) - August 9, 1996


                       ZANART ENTERTAINMENT INCORPORATED
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Florida                       0-25804                  59-2716063
           -------                       -------                  ----------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


   7641 Burnet Avenue, Van Nuys, CA                                  91405
- ----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


(Registrant's Telephone Number, Including Area Code)   (818) 904-9797
- ---------------------------------------------------------------------


                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former Name or Former Address; if Changed Since Last Report)

                              Page 1 of ___ pages.
                           Exhibit Index at Page ___.
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Item 5.  Other Events.

         On August 9, 1996, Zanart Entertainment Incorporated ("Zanart") entered into an Agreement and Plan of Merger (the "Agreement") with Continucare Corporation ("Continucare"). Pursuant to the Agreement, Zanart Subsidiary, Inc., a wholly-owned subsidiary of Zanart, will merge with and into Continucare (the "Merger") and each issued and outstanding share of Continucare common stock (which, as a condition to closing, will not exceed 8,300,000 shares) will be converted into the right to receive one share of Zanart common stock. Thereafter, the present shareholders of Continucare will own a majority of the issued and outstanding common stock of Zanart and will, therefore, be able to control the election of the Board of Directors of Zanart. The present shareholders of Zanart are not be entitled vote on the Merger.

         The consummation of the Merger is subject to various conditions as set forth in the Agreement, including the provision of ten (10) days prior written notice to present Zanart shareholders pursuant to Rule 14f-1 of the Securities Exchange Act of 1934.

         Immediately upon the effectiveness of the Merger, the Board of Directors of each of Zanart and Continucare will be required to take all necessary action so that the respective Boards of Directors of Zanart and Continucare will consist of seven (7) directors to be appointed by Continucare.



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Item 7.  Financial Statement and Exhibits

         (c)      Exhibits.
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                                                                     Sequential
Exhibit No.                     Description                          Page Number
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

   2 Agreement and Plan of Merger dated August 9, 1996, by and among Continucare Corporation, Zanart Entertainment Incorporated and Zanart Subsidiary, Inc. (Schedules to the Agreement have been omitted, but will be provided supplementally to the Commission upon request).

  99          Press Release dated August 12, 1996.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZANART ENTERTAINMENT INCORPORATED

August 15, 1996
                                        By:  /s/ Thomas Zotos
                                             -----------------------------------
                                             Thomas Zotos
                                             President, Chairman of the Board


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